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                                                                   EXHIBIT 10.7











                                     MITOKOR


                              AMENDED AND RESTATED


                           INVESTORS' RIGHTS AGREEMENT


                           --------------------------


                                NOVEMBER 9, 2001

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                               TABLE OF CONTENTS

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

                                                                            PAGE
    Registration Rights....................................................... 1
    1.1.  Definitions......................................................... 1
    1.2.  Demand Registration................................................. 2
    1.3.  Company Registration................................................ 4
    1.5.  Form S-3............................................................ 6
    1.5.  Expenses of Registration............................................ 7
    1.6.  Registration Procedures............................................. 7
    1.7.  Indemnification.................................................... 10
    1.8.  Information by Holder.............................................. 11
    1.9.  Rule 144 Reporting................................................. 12
    1.10. Transfer of Registration Rights.................................... 12
    1.11. "Market Stand-Off" Agreement....................................... 12
    1.12. Termination of Rights.............................................. 13
    1.13. Certain Limitation in Connection With
          Future Grants of Registration Rights............................... 13
    1.14. Allocation  of Registration Opportunities.......................... 13

2. Right of First Refusal to Purchase Equity Securities...................... 14
    2.1.  Purchase Right..................................................... 14
    2.2.  Notice of Intent to Sell and Issue................................. 14
    2.3.  Investor Failure to Purchase....................................... 14
    2.4.  Investor Purchase.................................................. 15
    2.5.  Excluded Securities................................................ 15
    2.6.  Termination........................................................ 15
    2.7.  Equity Securities.................................................. 15
    2.8.  Assignment of Purchase Right....................................... 15

3.  General.................................................................. 15
    3.1.  Waivers and Amendments............................................. 15
    3.2.  Governing Law...................................................... 16
    3.3.  Successors and Assigns............................................. 16
    3.4.  Entire Agreement................................................... 16
    3.5.  Notices, etc....................................................... 16
    3.6.  Severability....................................................... 16
    3.7.  Titles and Subtitles............................................... 17
    3.8.  Counterparts....................................................... 17
    3.9.  No Inconsistent Agreements......................................... 17
    3.10. Adjustments Affecting Registration Securities...................... 17


                                      i
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                                     MITOKOR

                              AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Agreement") is entered into as of November 9, 2001, by and among MITOKOR, a California corporation (the "Company"), and the entities and individuals listed on the EXHIBIT A attached hereto (the "Investors"). After the date of this Agreement, additional purchasers of Series F-1 Preferred Stock of the Company under the Purchase Agreement (as defined below) who execute a counterpart signature page to this Agreement shall become additional Investors hereunder effective as of the date of their respective purchase of shares of Series F-1 Preferred Stock from the Company without formally amending this Agreement, and upon each such purchase, EXHIBIT A hereto shall be revised to reflect the addition of such Investors as parties to this Agreement.


                                    RECITALS:


     A. Concurrently herewith, the Company and certain of the Investors are entering into a Series F-1 Preferred Stock Purchase Agreement pursuant to which such Investors are purchasing from the Company and the Company is selling to the Investors shares of the Company's Series F-1 Preferred Stock (the "Series F-1 Shares").

     B. Certain of the Investors have previously acquired from the Company shares, or the right to acquire shares, of the Company's (i) Series A-1 Preferred Stock (the "Series A-1 Shares"), (ii) Series B Preferred Stock, Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series B-3 Preferred Stock and Series B-4 Preferred Stock (collectively, the "Series B Shares"), (iii) Series C Preferred Stock (the "Series C Shares"), (iv) Series D Preferred Stock (the "Series D Shares"), (v) Series E Preferred Stock (the "Series E Shares"), (vi) Series F Preferred Stock (the "Series F Shares"), and (vii) Series G Preferred Stock (the "Series G Shares"), and are parties to the Investors' Rights Agreement dated June 22, 2001 (the "Prior Rights Agreement").

     C. Pursuant to Section 3.1 of the Prior Agreement, holders of at least 66-2/3% of the Registrable Securities (as defined in the Prior Agreement) and the Company now desire to amend and restate the Prior Agreement in order to set forth certain registration and other rights of the parties as set forth below.


                                   AGREEMENT:


     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

     1.   REGISTRATION RIGHTS.


          1.1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

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               (a)  The terms "register," "registered" and "registration" refer to a registration effected by the preparation and filing of a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

               (b) The term "Registrable Securities" means (i) any and all shares of Common Stock of the Company issued or issuable upon conversion of: the Series A-1 Shares, Series B Shares, Series C Shares, the 16,000 shares of Series C Preferred Stock issuable upon exercise of warrants dated March 20, 1997, Series D Shares, Series D-1 Shares, the 7,000 shares of Series D Preferred Stock issuable upon exercise of warrants dated March 23, 1998, the Series E Shares, the 11,333 shares of Series E Preferred Stock issuable upon exercise of warrants dated June 15, 1999, the 8,500 shares of Series E Preferred Stock issuable upon exercise of warrants dated December 15, 1999, the Series F Shares, the 8,000 shares of Series F Preferred Stock issuable upon exercise of warrants dated June 21, 2001, the Series F-1 Shares, the Series G Shares (including all Series G Shares related to the Contingent Consideration as such term is defined in that certain Agreement and Plan of Merger and Reorganization, dated as of May 8, 2001, by and among the Company, Apollo BioPharmaceutics, Inc. and Mito Acquisition Corp.) and up to 279,397 shares of Series G Preferred Stock issuable upon exercise of the warrants to purchase Series G Shares (collectively "Preferred Shares"), (ii) any and all shares of Common Stock of the Company issued in lieu or in respect of stock referred to in clause (i) in any reorganization, or (iii) stock issued in respect of the stock referred to in (i) and (ii) as a result of a stock split, stock dividend, recapitalization or the like; provided, however, that Registrable Securities shall not include shares of Common Stock which have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned. The terms "Holder" or "Holders" means any person or persons to whom Registrable Securities were originally issued or qualifying transferees under Section 1.10 hereof who hold Registrable Securities.

               (c) The term "Initiating Holders" means any Holder or Holders of 50% or greater of the aggregate of the Registrable Securities then outstanding.

               (d)  The term "SEC" means the Securities and Exchange Commission.

               (e) The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company.)

          1.2. DEMAND REGISTRATION.

               (a) REQUEST FOR REGISTRATION. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to at least 25% of the aggregate number of Registrable Securities then outstanding, the Company will:

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                    (i)  promptly give written notice of the proposed
registration to all other Holders; and

                    (ii) as soon as practicable, use its best efforts to effect all such registrations (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Initiating Holder's or Initiating Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company referred to in Section 1.2(a) of this Agreement; provided that the Company shall not be obligated to take any action to effect such registration pursuant to this Section 1.2:

                         (A)  at any time prior to the earlier of (i) six (6)
months following the effective date of the registration statement under the Securities Act for the Company's initial registered underwritten public offering resulting in gross proceeds to the Company of at least $10,000,000 (the "IPO") of its securities to the general public (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction) or (ii) April 30, 2003;

                         (B)  in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as required by the Securities Act;

                         (C)  after the Company has effected two (2) such
registrations pursuant to this Section 1.2(a) and such registrations have been declared or ordered effective;

                         (D)  if the Company has effected one (1) registration
pursuant to this Section 1.2(a), and such registration statement has been declared or ordered effective, within the twelve (12) month period prior to the date of such request; or

                         (E)  unless the anticipated aggregate proceeds, net of
underwriting discounts and commissions, for such registration exceeds ten million dollars ($10,000,000).

     Subject to the foregoing clauses (A) through (E), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within one hundred twenty
(120) days, after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors it would be detrimental to the Company and its shareholders for such registration statement to be filed at the date such filing would be required and it is

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therefore essential to defer the filing of such registration statement, the
Company shall have an additional period of not more than one hundred twenty
(120) days after the expiration of the initial 120-day period within which to file such registration statement; provided, however, that the Company may not utilize this right more than once in any twelve month period.

               (b) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made pursuant to this
Section 1.2 and the Company shall include such information in the written notice referred to in Section 1.2(a)(i). In such event, the underwriter shall be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. The right of any Holder to registration pursuant to this Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof (including the Initiating Holders) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.


     If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with
Section 1.14 hereof.

               (c) COMPANY SHARES. If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          1.3. COMPANY REGISTRATION.

               (a) REGISTRATION. If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration on Form S-1 or S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145

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transaction, or a registration on any other form (other than Form S-1, S-2, S-3,
SB-1 or SB-2, or their successor forms) or any successor to such forms, which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable
Securities, the Company will:

                    (i)  promptly give to each Holder written notice thereof and

                    (ii) except as set forth in Section 1.3(b) below, include in such registration (and compliance), and in any underwriting involved therein, all of the Registrable Securities requested to be registered by any Holder or Holders who collectively hold at least 500,000 Registrable Securities in the aggregate, provided that request(s) by such Holder(s) are delivered to the Company by the Holder(s) within 20 days after receipt by the Holder(s) of the written notice from the Company described in Section 1.2(a)(i) above.

               (b) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, and (i) if such registration is the first registered offering of the sale of the Company's securities to the general public, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting, or (ii) if such registration is other than the first registered offering of the sale of the Company's securities to the general public, the underwriter may limit the amount of securities to be included in the registration and underwriting by the Company's shareholders; provided however, the number of Registrable Securities to be included in such registration and underwriting under this Section 1.3(b) shall not be reduced to less than thirty percent (30%) of the aggregate securities included in such registration without the prior consent of at least a majority in interest of the Holders who have requested their shares to be included in such registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among Holders requesting registration in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by each of such Holders as of the date of the notice pursuant to Section 1.3(a)(i) above. If any Holder disapproves of the terms of the any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result marketing

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factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.14 hereof.


     For any selling Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single selling Holder such that any pro rata reduction with respect to such selling Holder shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such selling Holder.

          1.4. FORM S-3. In addition to the rights and obligations set forth in
Section 1.2 above, if the Company shall receive from any Holder or Holders of the Registrable Securities (the "S-3 Initiating Holder(s)") a written request that the Company file a registration statement on Form S-3 (or any successor to Form S-3) for a public offering of shares of Registrable Securities and any related qualification or compliance, the reasonably anticipated aggregate price to the public of which (net of underwriting discounts and commissions) would exceed $1,000,000 and the Company is then a registrant entitled to use Form S-3 (or any successor form to Form S-3) to register the shares for such a re-sale offering by the Holders, the Company will give prompt written notice of the proposed registration, qualification and compliance to all other Holders and shall use its best efforts to cause such shares to be registered for the offering as may be requested as soon as practicable on Form S-3 (or any successor form to Form S-3); provided, however the Company shall not be required to effect a registration pursuant to this Section 1.4:

               (a) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (b) if the Company, within ten (10) days of the receipt of the request of the S-3 Initiating Holder(s), gives notice of its bona fide intention to effect the filing of a registration statement with the SEC within sixty (60) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

               (c) during the period starting with the date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration statement described in (b) above or pursuant to Section 1.2 , provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and further provided that no other person or entity could require the Company to file a registration statement in such period;

               (d) if the Company has effected two (2) registrations pursuant to this Section 1.4 within the 12-month period prior to the date of such request; or

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               (e)  if the Company shall furnish to such S-3 Initiating
Holder(s) a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such registration statement to be filed on or before the date such filing would be required and it is therefore essential to defer the filing of such registration statement, in which case the Company shall have the right to defer such filing for a period of not more than ninety (90) days after the furnishing of such a certificate of deferral, provided that the Company may not defer such filing pursuant to this
Section 1.4 more than once in any 12-month period.


     In the event such S-3 Initiating Holder(s) propose to offer the shares of Registrable Securities pursuant to this Section 1.4 by means of an underwriting, the proposed underwriters shall be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. The Company shall give written notice to all Holders of the receipt of a request for registration pursuant to this Section 1.4 and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Section 1.2
(b) shall apply to all participants in such offering.

          1.5. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this
Section 1 shall be borne by the Company except as follows:

               (a) The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Section 1.2 , the request for which has been subsequently withdrawn by the Initiating Holders, in which case such expenses shall be borne by the Holders requesting such withdrawal unless, at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Initiating Holders at the time of their request.

               (b) The Company shall not be required to pay fees or disbursements of legal counsel of a Holder unless all the Holders specify one special counsel.

               (c) The Company shall not be required to pay underwriters' fees, discounts or commissions relating to Registrable Securities.

          1.6. REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Except as otherwise provided in Section 1.5, at its expense the Company will:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and keep such registration statement effective for up to one hundred eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration

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statement as may be necessary to comply with the provisions of the Securities
Act with respect to the disposition of all securities covered by such registration statement; provided, however, that with respect to paragraphs (a) and (b) that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the Holders of the Registrable Securities requested to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review and comment of counsel of the Holder's choosing.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or, except as required under the Securities Act, to file a general consent to service of process in any such states or jurisdictions.

               (e) Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed, and if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the SEC, or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD.

               (f) Notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

               (g) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

               (h) Enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as any of the Holders of the Registrable Securities to be included in such registration and being sold, or the underwriter(s) or other Person(s) administering the offering, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

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               (i)  Make available for inspection by any seller of Registrable
Securities, any underwriter or other Person participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

               (j) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

               (k) If any such registration or comparable statement refers to any Holder by name or otherwise as the holder of any securities of the Company and if in its sole and exclusive judgment, such Holder is or might be deemed to be an underwriter or a controlling person of the Company, such Holder will have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such Holder.

               (l) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its best efforts promptly to obtain the withdrawal of such order.

               (m) Use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

               (n) Provide a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters to the Holders of the Registrable Securities requested to be included in such registration; and

               (o) Provide opinions of counsel covering all such matters customarily covered regarding the registration of the Company's securities to the Holders of the Registrable Securities requested to be included in such registration.

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          1.7. INDEMNIFICATION.

               (a) The Company will indemnify and hold harmless each Holder of Registrable Securities and each of its officers, directors and partners, legal counsel, accountants, employees and each person controlling such Holder, with respect to which such registration, qualification or compliance has been effected pursuant to Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Securities Exchange Act of 1934 (the "Exchange Act") and any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors and partners, legal counsel, accountants, employees and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after incurred for any reasonable legal and other expenses incurred by them in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter specifically for use therein.

               (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, legal counsel, accountants, employees, each person controlling such Holder or underwriters for any reasonable legal or other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder in an instrument duly executed by such Holder specifically for use therein; provided, however, that the indemnity agreement contained in this Section 1.7(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld); and provided further, that the total amount for which any Holder shall be liable under this Section 1.7(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities held by such Holder in such registration. The obligation to indemnify will be individual, not joint and several, for each Holder.

               (c)  Each party entitled to indemnification under this Section
1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in prejudice to the Indemnifying Party; and provided further, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d)  The obligations of the Company and Holders under this
Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise and will survive the transfer of the securities.

          1.8. INFORMATION BY HOLDER. Any Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

          1.9. RULE 144 REPORTING. With a view to making available to Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (d) so long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Holder to sell any such securities without registration.

          1.10. TRANSFER OF REGISTRATION RIGHTS. Holders' rights to cause the Company to register their securities and keep information available, granted to them by the Company under Sections 1.2, 1.3, 1.4 and 1.9, may be assigned to a transferee or assignee of one hundred percent (100%) of a Holder's Registrable Securities, provided that the Company is given written notice by such Holder at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. The foregoing one hundred percent (100%) limitation shall not apply, however, to (i) transfers by a Holder which is a limited partnership to its partners or retired partners, an affiliated limited partnership or other affiliate of such Holder provided, however, that all such transferees or assignees agree in writing to appoint a single representative as their attorney-in-fact for the purpose of receiving any notices and exercising their rights under this Section 1, (ii) transfers to another holder of Registrable Securities who already possesses registration rights pursuant to the terms of this Investors' Rights Agreement, (iii) transfers to a transferee or assignee acquiring more than ten percent (10%) of the Company's outstanding capital stock, or (iv) transfers by a Holder to Holder's ancestors, descendants or spouse of an individual holder or to trusts for the benefit of such person or persons, provided, however, in any such transfer, the transferee shall agree in writing to be bound by the terms of this Agreement as if an original signatory thereto.. The Company may prohibit the transfer of any Holders' rights under this Section 1.10 to any proposed transferee or assignee who the Company reasonably believes is a competitor of the Company.

          1.11. "MARKET STAND-OFF" AGREEMENT. Each Holder hereby agrees that, during the period of time (not to exceed 180 days) specified by the Company and an underwriter of common stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that such agreement shall not be required unless all officers, directors and key employees of the Company and all shareholders holding an equivalent or greater number of shares (on a common stock equivalent basis) of Company capital stock (collectively the "Company Signatories") also agree to be bound by such restrictions, and such agreements shall be no more restrictive on the Holders than the restrictions applicable to the Company Signatories.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

          1.12. TERMINATION OF RIGHTS. The rights of (a) any particular Holder to cause the Company to register securities under Sections 1.2, 1.3 and 1.4 shall terminate with respect to such Holder following a bona fide, firmly underwritten public offering of shares of Common Stock registered under the Securities Act at such time as such Holder is able to dispose of all of his or its Registrable Securities in one three-month period pursuant to the provisions of Rule 144, provided that such Holder holds Registrable Securities constituting less than 1% of the outstanding voting stock of the Company, or is eligible to sell such Registrable Securities pursuant to Rule 144(k) and (b) all Holders to cause the Company to register securities under Sections 1.2, 1.3 and 1.4 shall terminate as to all Holders upon the expiration of seven (7) years from the closing of the IPO.

          1.13. CERTAIN LIMITATIONS IN CONNECTION WITH FUTURE GRANTS OF REGISTRATION RIGHTS. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any person or persons providing for the granting to such person of registration rights superior to those granted to Holders pursuant to this
Section 1, or of registration rights which might cause a reduction in the number of shares includable by the Holders in any offering pursuant to Section 1.2 or any offering subject to Section 1.3.

          1.14. ALLOCATION OF REGISTRATION OPPORTUNITIES. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and other selling stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling stockholders, assuming conversion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated.

     2.   RIGHT OF FIRST REFUSAL TO PURCHASE EQUITY SECURITIES.

          2.1. PURCHASE RIGHT. If at any time the Company should desire to issue any Equity Securities (as hereinafter defined) in a transaction not registered under the Securities Act in reliance upon a claimed exemption thereunder, it shall give the Investors the first right to purchase the Investors' pro rata share (or any part thereof) of all of such privately offered Equity Securities on the same terms as the Company is willing to sell such Equity Securities to any other person (a "Purchase Right"). The Investors' pro rata share of the Equity Securities shall be equal to that percentage of the outstanding Common Stock of the Company beneficially owned by the Investors on the date hereof, or, in the case of the holders of Series G Warrants, on the date of exercise of such Series G Warrants; provided, however, that no holder of a Series G Warrant shall have a Purchase Right prior to the exercise of such warrant. For purposes of this Section 2, the outstanding Common Stock of the Company shall include (i) outstanding shares of Common Stock, and (ii) shares of Common Stock issued or issuable upon conversion of any then outstanding Preferred Stock of the Company.

          2.2. NOTICE OF INTENT TO SELL AND ISSUE Prior to any sale or issuance by the Company of any Equity Securities, the Company shall notify each Investor in writing of its intention to sell and issue such securities, setting forth the terms under which it proposes to make such sale. Within twenty (20) days after receipt of such notice, each Investor shall notify the Company whether the Investor desires to exercise the option to purchase the Investor's pro rata share (or any part thereof) of the Equity Securities so offered. In no event shall the Investor be obligated to purchase any Equity Securities pursuant to this Section 2, nor does the Investor make any representation or warranty that it plans to do so.

          2.3. INVESTOR FAILURE TO PURCHASE. After termination of the twenty
(20) day period specified in Section 2.2 above, the Company may, during a period of sixty (60) days following the end of such twenty (20) day period, sell and issue such Equity Securities as to which the Investors do not indicate a desire to purchase to another person as well as those additional shares of Equity Securities it originally intended to issue to other persons, upon terms and conditions no less favorable to the Company than those set forth in the notice to the Investors. In the event the Company has not sold the Equity Securities, or has not entered into an agreement to sell the Equity Securities, within said sixty (60) day period, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Investors in the manner provided above.

          2.4. INVESTOR PURCHASE. If an Investor gives the Company notice that the Investor desires to purchase any of the Equity Securities offered by the Company, payment for the Equity Securities shall be by check or wire transfer against delivery of the Equity Securities at the executive offices of the Company within twenty (20) days after giving the Company such notice, or, if later, the closing date for the sale of such Equity Securities. The Company shall take all such action as may be required by any regulatory authority in connection with the exercise by the Investor of the Purchase Right.

          2.5. EXCLUDED SECURITIES. The Purchase Right contained in this Section 2 shall not apply to the issuance by the Company of Equity Securities (i) to employees, officers, directors or consultants of the Company when approved by the Company's Board of Directors, (ii) as part of an acquisition by the Company of all or substantially all of the assets or shares of another company or entity whether through a merger, exchange, reorganization or the like, (iii) issued upon conversion of the Preferred Shares, (iv) issued upon the exercise or conversion of any of the warrants described in Section 1.1(b), (v) issued in connection with any stock split, stock dividend, recapitalization or similar event, (vi) issued in connection with any commercial debt or lease financing transaction approved by the Company's Board of Directors, (vii) issued in connection with research and development partnerships, licensing or collaborative arrangements or other similar transactions approved by the Company's Board of Directors or (viii) issued in connection with the IPO.

          2.6. TERMINATION. The Purchase Right shall terminate (a) as to any Investor, when such Investor declines to exercise in full the purchase option referenced in Section 2.2 above unless the Company requests in writing that such Investor not exercise such purchase option in full, and (b) as to all Investors, upon the closing of the IPO.

          2.7. EQUITY SECURITIES. The term "Equity Securities" shall mean (i) Common Stock and rights, options or warrants to purchase Common Stock, (ii) any security other than Common Stock having voting rights in the election of the Board of Directors, not contingent upon a failure to pay dividends, (iii) any security convertible into or exchangeable for any of the foregoing, and (iv) any agreement or commitment to issue any of the foregoing.

          2.8. ASSIGNMENT OF PURCHASE RIGHT. A Holder shall have the right to assign the Purchase Right to an affiliate of the Investor or to any transferee of at least thirty percent (30%) of such Holder's Registrable Securities (as adjusted for stock splits, stock dividends, recapitalizations and like events); provided, however, that such Holder shall retain its Purchase Right with respect to the portion of Registrable Securities retained by such Holder in the event of transfers of less than one hundred percent (100%) of such Holder's Registrable Securities. For the purposes of this Section 2, an "affiliate" shall mean any partner or shareholder of the Investor or any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the Investor.

     3.   GENERAL.

          3.1. WAIVERS AND AMENDMENTS. With the written consent of the record or beneficial holders of at least sixty-six and two-thirds (66 2/3 %) of the Registrable Securities, the obligations of the Company and the rights of the other parties under this agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities; provided further that in the event that such modification, amendment or waiver shall adversely affect the rights and/or obligations of one particular series of the Preferred Stock of the Company in a different manner than the other series of the Preferred Stock of the Company, then such modification, amendment or waiver shall also require the written consent or approval of the majority of the Registrable Securities comprising such adversely affected series. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 3.1.

          3.2. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          3.3. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          3.4. ENTIRE AGREEMENT. Except as set forth below, this Agreement and the other documents delivered pursuant hereto and, with respect to the holders of Series G Stock or Series G Warrants, the Merger Agreement and the documents delivered pursuant thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with regard to the subject matter hereof.

          3.5. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered effective (i) upon personal delivery, (ii) one business day after delivery to a reputable overnight courier service, (iii) upon machine confirmed facsimile transmittal or
(iv) upon receipt if mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested (a) if to the Investors, at the addresses as set forth in the Company's records, or at such other addresses as any Investors shall have furnished to the Company in writing, or (b) if to the Company, at 11494 Sorrento Valley Road, San Diego, CA 92121, Attn.: Chief Executive Officer, or at such other address as the Company shall have furnished to the Investors in writing.

          3.6. SEVERABILITY. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto. The parties agree to use their best efforts to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent greatest possible, the economic, business and other purposes of the void or unenforceable provision.

          3.7. TITLES AND SUBTITLES. The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          3.8. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          3.9. NO INCONSISTENT AGREEMENTS. The Company will not enter into any agreement with respect to it securities, which is inconsistent with or violates the rights granted to the Holders of Registrable Securities in this Agreement.

          3.10. ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereby have executed this Agreement on the date first above written.


                                       "COMPANY"
                                       MITOKOR

                                       By:    /s/ Walter H. Moos
                                              ----------------------------------
                                              Walter H. Moos
                                              ----------------------------------
                                              (print name)

                                       Title: Chairman & CEO
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       MITOKOR PREFERRED STOCKHOLDERS:

                                       3i BIOSCIENCE INVESTMENT TRUST PLC
                                       By:  Hare & Co

                                       By:    /s/ James C. Blair
                                              ----------------------------------
                                              James C. Blair
                                              ----------------------------------
                                              (print name)

                                       Title: Attorney-in-Fact
                                              ----------------------------------



                                       ALTA CALIFORNIA PARTNERS, L.P.
                                       By:   Alta California Management
                                             Partners, LLC
                                       Its:  General Partner

                                       By:    /s/ Jean Deleage
                                              ----------------------------------
                                              Jean Deleage
                                              ----------------------------------
                                              (print name)

                                       Title: General Partner
                                              ----------------------------------



                                       ALTA EMBARCADERO PARTNERS, LLC

                                       By:    /s/ Elanie Walker
                                              ----------------------------------
                                              Under Power of Attorney

                                              Elaine Walker
                                              ----------------------------------
                                              (print name)

                                       Title: Under Power of Attorney
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       ASGARD VENTURES

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       BIOINVEST INC.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       BIOTECHNOLOGY INVESTMENTS LIMITED

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       BIOTECHVEST, INC.

                                       By:    /s/ Martin Pajor
                                              ----------------------------------
                                              Martin Pajor
                                              ----------------------------------
                                              (print name)

                                       Title: V.P.
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                        BIOTECHVEST, LLP

                        By:    /s/ Martin Pajor
                               ------------------------------------------------
                               Martin Pajor
                               ------------------------------------------------
                               (print name)

                        Title: V.P. of Biotechvest II, G.P. of Biotechvest L.P.
                               ------------------------------------------------



                        BIOTECHVEST, L.P.
                        By: Biotechvest II, Inc.

                        By:    /s/ Martin Pajor
                               ------------------------------------------------
                               Martin Pajor
                               ------------------------------------------------
                               (print name)

                        Title: V.P. of Biotechvest II, G.P. of Biotechvest L.P.
                               ------------------------------------------------



                        CHINA DEVELOPMENT INDUSTRIAL BANK, INC.

                        By:
                               ------------------------------------------------

                               Benny T. Hu
                               ------------------------------------------------
                               (print name)

                        Title: President
                               ------------------------------------------------



                        CHIRON CORPORATION

                        By:    /s/ James R. Sulat
                               ------------------------------------------------
                               James R. Sulat
                               ------------------------------------------------
                               (print name)

                        Title: Chief Financial Officer
                               ------------------------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       DEAN P. CUPLIN AND CAMILLA KOCHENDERFER

                                       By:
                                              ----------------------------------
                                              Dean P. Cuplin

                                       By:
                                              ----------------------------------
                                              Camilla Kochenderfer



                                       ----------------------------------
                                       Kimberly Cuplin

                                       ----------------------------------
                                       Jason Cuplin



                                       DENYER FAMILY TRUST

                                       By:
                                              ----------------------------------

                                              Paul Denyer
                                              ----------------------------------
                                              (print name)

                                       Title: Trustee
                                              ----------------------------------



                                       DOMAIN PARTNERS III, L.P.
                                       By:  One Palmer Square
                                            Associates III, L.P.

                                       By:    /s/ James C. Blair
                                              ----------------------------------
                                              James C. Blair
                                              ----------------------------------
                                              (print name)

                                       Title: General Partner
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       DP III ASSOCIATES, L.P.
                                       By:  One Palmer Square
                                            Associates III, L.P.

                                       By:    /s/ James C. Blair
                                              ----------------------------------
                                              James C. Blair
                                              ----------------------------------
                                              (print name)

                                       Title: General Partner
                                              ----------------------------------



                                       DONOVAN INVESTMENT COMPANY

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       EGM MEDICAL TECHNOLOGY FUND, L.P.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       EGM MEDICAL TECHNOLOGY OFFSHORE FUND

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       EL DORADO C&L FUND, L.P.
                                       By:  El Dorado Venture Partners III
                                       Its:  General Partner

                                       By:    /s/ Gary Kalbach
                                              ----------------------------------
                                              Gary Kalbach
                                              ----------------------------------
                                              (print name)

                                       Title: General Partner
                                              ----------------------------------



                                       EL DORADO VENTURES, III, L. P.
                                       By:  El Dorado Venture Partners III
                                       Its:  General Partner

                                       By:    /s/ Gary Kalbach
                                              ----------------------------------
                                              Gary Kalbach
                                              ----------------------------------
                                              (print name)

                                       Title: General Partner
                                              ----------------------------------



                                       FIRST BIO VENTURE CAPITAL

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       FORWARD VENTURES II, L.P.
                                       By:  Forward II Associates, L.P.

                                       By:    /s/ Standish M. Fleming
                                              ----------------------------------

                                              Standish M. Fleming
                                              ----------------------------------
                                              (print name)

                                       Title: General Partner
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       FORWARD VENTURES III, L.P.
                                       By:  Forward III Associates, L.L.C.

                                       By:    /s/ Standish Fleming
                                              ----------------------------------
                                              Standish Fleming
                                              ----------------------------------
                                              (print name)

                                       Title: Managing Member
                                              ----------------------------------



                                       FORWARD VENTURES III
                                       INSTITUTIONAL PARTNERS, L.P.
                                       By:  Forward III Associates, L.L.C.

                                       By:    /s/ Standish Fleming
                                              ----------------------------------
                                              Standish Fleming
                                              ----------------------------------
                                              (print name)

                                       Title: Managing Member
                                              ----------------------------------



                                       FORWARD VENTURES IV, L.P.

                                       By:    /s/ Standish Fleming
                                              ----------------------------------
                                              Standish Fleming
                                              ----------------------------------
                                              (print name)

                                       Title: Managing Member
                                              ----------------------------------



                                       FORWARD VENTURES IV B, L.P.

                                       By:    /s/ Standish Fleming
                                              ----------------------------------
                                              Standish Fleming
                                              ----------------------------------
                                              (print name)

                                       Title:  Managing Member
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       -----------------------------------------
                                       Fredrick W. Field



                                       FRUIT OF THE LOOM, INC. SENIOR
                                       EXECUTIVE OFFICER DEFERRED
                                       COMPENSATION TRUST

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       FEDERATED KAUFMANN FUND

                                       By:   Federated Investment Management
                                             Company
                                       Its:  Attorney in Fact

                                              By: /s/ J. Christopher Donahue
                                                  ------------------------------
                                                  J. Christopher Donahue
                                                  CEO, CIO/COO



                                       LIAM BIOTECHVEST, LLC

                                       By:    /s/ Walter J. Sluzas
                                              ----------------------------------
                                              Walter J. Sluzas
                                              ----------------------------------
                                              (print name)

                                       Title: Member of the Administrative
                                              Committee of the Retirement
                                              Program of Farley Inc. Capital
                                              Member of Liam Biotechvest, LLC
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                              MDS HEALTH VENTURES (PC) INC.

                              By:    /s/ M. Calaghan   By: /s/ Graysanne Bedell
                                     ----------------      --------------------
                                     Michael Callaghan  /  Graysanne Bedell
                                     ------------------------------------------
                                     (print name)

                              Title: Vice-President    /   Assistant Secretary
                                     ------------------------------------------



                              MDS HEALTH VENTURES (TC) INC.

                              By:    /s/ Peter Winkley  By: /s/ Graysanne Bedell
                                     -----------------      --------------------
                                     Peter Winkley      /   Graysanne Bedell
                                     -------------------------------------------
                                     (print name)

                              Title: Vice-Pres & Contr. /   Assistant Secretary
                                     -------------------------------------------



                              NEUROSCIENCE PARTNERS LIMITED PARTNERSHIP
                              By:  MDS Associates - Neuroscience Inc.
                              Its:  General Partner

                              By:    /s/ M. Callaghan  / By: /s/ Graysanne Bedel
                                     ----------------        -------------------
                                     Michael Callaghan /     Graysanne Bedel
                                     -------------------------------------------
                                     (print name)

                              Title: Vice-President    /     Assistant Secretary
                                     -------------------------------------------



                              ORBITEX HEALTH & BIOTECHNOLOGY FUND, 2V1I

                              By:    /s/ Robert Youree
                                     ----------------------------------
                                     Robert Youree
                                     ----------------------------------
                                     (print name)

                              Title: Chief Operating Officer
                                     ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       POPOVER & CO.

                                       By:    /s/ Robert Youree
                                              ----------------------------------
                                              Robert Youree
                                              ----------------------------------
                                              (print name)

                                       Title: Chief Operating Officer
                                              ----------------------------------


                                       -----------------------------------------
                                       Mark Pentopoulos



                                       PFIZER, INC.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------


                                       -----------------------------------------
                                       Peter Preuss


                                       -----------------------------------------
                                       Kellie Seringer

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                  SENTRON MEDICAL, INC.

                                  By:
                                         ----------------------------------

                                         ----------------------------------
                                         (print name)

                                  Title:
                                         ----------------------------------



                                  C.V. SOFINNOVA VENTURES PARTNERS III

                                  By:
                                         ----------------------------------

                                         ----------------------------------
                                         (print name)

                                  Title:
                                         ----------------------------------


                                  SORRENTO GROWTH PARTNERS I, L.P.
                                  By:   Sorrento Equity Growth Partners I, L.P.,
                                  Its:  General Partner
                                  By:   Sorrento Growth, Inc.
                                  Its:  General Partner

                                  By:
                                         ----------------------------------

                                         Robert M. Jaffe
                                         ----------------------------------
                                         (print name)

                                  Title: President
                                         ----------------------------------



                                  SORRENTO MITOKOR, a General Partnership

                                  By:
                                         ----------------------------------

                                         ----------------------------------
                                         (print name)

                                  Title:
                                         ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       SORRENTO VENTURES III, L.P.
                                       By:   Sorrento Equity Partners III, L.P.
                                       Its:  General Partner
                                       By:   Sorrento Associates, Inc.
                                       Its:  General Partner

                                       By:
                                              ----------------------------------

                                              Robert M. Jaffe
                                              ----------------------------------
                                              (print name)

                                       Title: President
                                              ----------------------------------



                                       SORRENTO VENTURES CE, L.P.
                                       By:   Sorrento Equity Partners III, L.P.
                                       Its:  General Partner
                                       By:   Sorrento Associates, Inc.
                                       Its:  General Partner

                                       By:
                                              ----------------------------------

                                              Robert M. Jaffe
                                              ----------------------------------
                                              (print name)

                                       Title: President
                                              ----------------------------------



                                       S.R. ONE, LIMITED

                                       By:    /s/ R.J. Whitaker
                                              ----------------------------------
                                              R.J. Whitaker
                                              ----------------------------------
                                              (print name)

                                       Title: Vice President
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       THORNER VENTURES

                                       By:    /s/ Tom Thorner
                                              ----------------------------------
                                              Tom Thorner
                                              ----------------------------------
                                              (print name)

                                      Title:  Managing General Partner
                                              ----------------------------------



                                       MMC/GATX PARTNERSHIP NO. 1
                                       By: GATX CAPITAL CORP.
                                       Its:  General Partner

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       SILICON VALLEY BANC SHARES

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       THE ALDEN FOUNDATION

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       MARK BLACKMAN AND LINDA BLACKMAN

                                       By:
                                              ----------------------------------
                                              Mark Blackman, M.D.

                                       By:
                                              ----------------------------------
                                              Linda Blackman



                                       BLISS, GOUVERNEUR & ASSOCIATES, INC.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       BOHEMOND CORPORATION

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       BRADLEY RESOURCES COMPANY

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       FANNY NIVES GRANTOR UNITRUST

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       FIRST TYME INVESTMENTS, INC.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       WILLIAM K. FRASER & BONNIE JUNE
                                       GAUTREAU, JTWROS

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       ALAN GELBAND DEFINED TRUST

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       PAUL F. GLENN REVOCABLE TRUST

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       GUARANTEE & TRUST CO. TTEE
                                       F/B/O KENNETH LEVI

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       DELAWARE CHARTER GUARANTEE &
                                       TRUST COMPANY TTEE FBO:
                                       GEORGE A. ZAZANIS IRA ROLLOVER

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       JASON FAMILY TRUST DATED 12/22/82

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       JOSEPH BERLAND REVOCABLE LIVING TRUST

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       KAMCO SUPPLY CORP.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       LAWRENCE KAPLAN AND HELAINE KAPLAN

                                       By:
                                              ----------------------------------
                                              Lawrence Kaplan

                                       By:
                                              ----------------------------------
                                              Helaine Kaplan

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       JOHN D. LANE REVOCABLE LIVING
                                       TRUST DATED 9/14/89

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       MDS NEUROSCIENCE

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       MOONSHINE INVESTMENTS, INC.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       PACIFIC HOLDINGS LTD.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       RICHARD J. ROSENSTOCK REV. LIVING
                                       TRUST, R.J. ROSENSTOCK TRUSTEE,
                                       DTD 3/5/96

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       MICHAEL & LESLIE SILVERSTEIN, JTWROS

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       SECOND TYME INVESTMENTS, INC.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------



                                       TRANSTIME, INC.

                                       By:
                                              ----------------------------------

                                              ----------------------------------
                                              (print name)

                                       Title:
                                              ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       -----------------------------------------
                                       Janet Tweed Arkush


                                       -----------------------------------------
                                       John H. Baillie


                                       -----------------------------------------
                                       Victoria Bellport


                                       -----------------------------------------
                                       Richard Berger


                                       -----------------------------------------
                                       Craig Bloom


                                       -----------------------------------------
                                       Robert B. Brand


                                       -----------------------------------------
                                       George Hugh Brandon


                                       -----------------------------------------
                                       Anthony P. Brenner


                                       -----------------------------------------
                                       James Cane


                                       -----------------------------------------
                                       Nick Cane


                                       -----------------------------------------
                                       David Clemmons, Ph.D.

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       -----------------------------------------
                                       Bruce Cohen


                                       -----------------------------------------
                                       Donna B. Cohen


                                       -----------------------------------------
                                       Douglas Covey, Ph.D.


                                       -----------------------------------------
                                       Ron Crosthwaite


                                       -----------------------------------------
                                       John Curry


                                       -----------------------------------------
                                       Alfred E. D'Ancona


                                       -----------------------------------------
                                       Frank D. DeMasi


                                       -----------------------------------------
                                       Frank Dunlop


                                       -----------------------------------------
                                       Gary Frashier


                                       -----------------------------------------
                                       Jeff Freed, M.D.


                                       -----------------------------------------
                                       Alan Gaines

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       -----------------------------------------
                                       Alan Gelband


                                       -----------------------------------------
                                       Lawrence Goldstein


                                       -----------------------------------------
                                       R. Oscar Goldstein


                                       -----------------------------------------
                                       Ann Gordon


                                       -----------------------------------------
                                       Katherine Gordon


                                       -----------------------------------------
                                       Theodore J. Gordon


                                       -----------------------------------------
                                       Theresa Greunberg


                                       -----------------------------------------
                                       Levy Guar


                                       -----------------------------------------
                                       Zazanis Guar


                                       -----------------------------------------
                                       Shlomo Hadari


                                       -----------------------------------------
                                       S. Mitchell Harman, M.D.

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT



                                       -----------------------------------------
                                       F. Donald Hudson


                                       -----------------------------------------
                                       Patricia B. Jackson


                                       -----------------------------------------
                                       Mark Jason


                                       -----------------------------------------
                                       Muncy Jason


                                       -----------------------------------------
                                       Robert B. Jason


                                       -----------------------------------------
                                       Roselyn H. Jason


                                       -----------------------------------------
                                       Barry Klein


                                       -----------------------------------------
                                       Anne Klibanski, M.D.


                                       -----------------------------------------
                                       Bruce Kurchack


                                       -----------------------------------------
                                       Philip Landfield, Ph.D.


                                       -----------------------------------------
                                       Robert Leonard

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       -----------------------------------------
                                       John Lutri


                                       -----------------------------------------
                                       Thomas Lutri


                                       -----------------------------------------
                                       George Masters


                                       -----------------------------------------
                                       John M. McMahon


                                       -----------------------------------------
                                       Pat Moran


                                       -----------------------------------------
                                       Carolyn Mugar


                                       -----------------------------------------
                                       Alecia Nelson


                                       -----------------------------------------
                                       James Nelson, Ph.D.


                                       -----------------------------------------
                                       Edmund O'Donnell


                                       -----------------------------------------
                                       Jeff Perkell


                                       -----------------------------------------
                                       Norman Perlmutter

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       -----------------------------------------
                                       Anthony L. Poger


                                       -----------------------------------------
                                       Anne Rose, Ph.D.


                                       -----------------------------------------
                                       Martine Rothblatt


                                       -----------------------------------------
                                       Christopher Saldivar


                                       -----------------------------------------
                                       Judith M. Segall, Ph.D.


                                       -----------------------------------------
                                       Paul E. Segall, Ph.D.


                                       -----------------------------------------
                                       Jacqueline Shafiroff


                                       -----------------------------------------
                                       Patricia Silver


                                       -----------------------------------------
                                       James Simpkins, Ph.D.


                                       -----------------------------------------
                                       William Sonntag, Ph.D.


                                       -----------------------------------------
                                       Hal Sternberg, Ph.D.

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       -----------------------------------------
                                       Chaim Topol


                                       -----------------------------------------
                                       Barry Unger


                                       -----------------------------------------
                                       Harold D. Waitz


                                       -----------------------------------------
                                       Donald Weise


                                       -----------------------------------------
                                       Phyllis Wise, Ph.D.

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       Sofinnova Ventures, Inc.
                                       -----------------------------------------
                                       (Name of Investor)

                                       /s/ Michael Powell
                                       -----------------------------------------
                                       (Signature)


                                       By: Michael Powell
                                           -----------------------------------
                                           (Printed Name of Signatory)

                                       Title: Managing Director
                                             -----------------------------------

                           COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                   GCWF INVESTMENT PARTNERS II

                                   By:  GCWF INVESTMENTS LLC
                                   Its: Managing Partner





                                   /s/ Robert Ayling
                                   -----------------------------------------
                                   (Signature)


                                   By:    Robert Ayling
                                          ----------------------------------

                                   Title: Vice President
                                          ----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                       Palladian Opportunity Fund LLC
                                       -----------------------------------------
                                       (Name of Investor)

                                       /s/ Robert L. Chender
                                       -----------------------------------------
                                       (Signature)


                                       By: Robert L. Chender
                                           -----------------------------------
                                           (Printed Name of Signatory)

                                       Title: Managing Director
                                             -----------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                  DRW Venture Partners LP
                                  ---------------------------------------------
                                  (Name of Investor)

                                  /s/ Mary Zimmer
                                  ---------------------------------------------
                                  (Signature)


                                  By: Mary Zimmer
                                      -----------------------------------------
                                      (Printed Name of Signatory)

                                  Title: Director of Finance and Administration,
                                         Dain Rauscher Wessels, a division of
                                         Dain Rauscher, Inc.
                                        ----------------------------------------

                          COUNTERPART SIGNATURE PAGE TO
                           INVESTORS' RIGHTS AGREEMENT


                                  RBC Dain Rauscher, Inc.
                                  ---------------------------------------------
                                  (Name of Investor)

                                  /s/ Mary Zimmer
                                  ---------------------------------------------
                                  (Signature)


                                  By: Mary Zimmer
                                      -----------------------------------------
                                      (Printed Name of Signatory)

                                  Title: Director of Finance and Administration,
                                         RBC Capital Markets, a division of
                                         Royal Bank of Canada and an affiliate
                                         of RBC Dain Rauscher, Inc.
                                        ----------------------------------------